                                                  EXHIBIT 99.26

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

IN RE:  MENLO ACQUISITION CORP.                        CASE NO.  96-41107-N
                                                               ----------------
        FDBA FOCUS SURGERY, INC., DEBTOR.

EMPLOYER'S TAX IDENTIFICATION                          CHAPTER 11
NO.:      77-0332937                                   MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)

                                     SUMMARY OF FINANCIAL STATUS

MONTH ENDED         FEB-98
                    ---------
1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                  END OF        END OF          AS OF
                                                                                 CURRENT        PRIOR          PETITION
2.   ASSET/LIABILITY SUMMARY                                                      MONTH         MONTH           FILING
                                                                                  -----          -----         ---------

       Current Assets (Market Value)                                             $240,077      $504,816        $502,204
                                                                              -------------  -------------  -------------
       Total Assets (Market Value)                                               $240,077      $504,816      $2,152,204
                                                                              -------------  -------------  -------------
       Current Liabilities                                                       $116,405      $104,994
                                                                              -------------  -------------  -------------
       Total Liabilities                                                         $116,405      $392,212        $831,829
                                                                              -------------  -------------  -------------

                                                                                                               PETITION
                                                                                  CURRENT        PRIOR         DATE TO
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                         MONTH          MONTH        MONTH END
                                                                                  -----          -----        ---------
       a.  Total Receipts                                                          $2,624          $271      $1,509,831
                                                                              -------------  -------------  -------------
       b.  Total Disbursements                                                   $267,363        $2,317      $1,289,327
                                                                              -------------  -------------  -------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)           ($264,739)      ($2,046)       $220,504
                                                                              -------------  -------------  -------------
       d.  Cash Balance Beginning of Month                                       $504,816       $506,862
                                                                              -------------  -------------
       e.  Cash Balance End of Month (c + d)                                     $240,077       $504,816
                                                                              -------------  -------------
                                                                              -------------  -------------

4.   POST-PETITION LIABILITIES & RECEIVABLES                                   RECEIVABLES                   LIABILITIES
                                                                              -------------  -------------  -------------
       Balance at End of Previous Month                                                                        $104,994
                                                                              -------------                 -------------
       Balance at End of Current Month                                                                         $116,405
                                                                              -------------                 -------------

5.   PAST DUE POST-PETITION LIABILITIES
       Balance at End of Previous Month (over 30 days)                                                               $0
                                                                                                            -------------
       Balance at End of Current Month (over 30 days)                                                                $0
                                                                                                            -------------

                                                                                                  YES            NO
                                                                                             -------------  -------------
6.   Are all federal, state, and local taxes current? (if no, attach schedule
     of unpaid items)                                                                              X
                                                                                             -------------  -------------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors?
     (if yes, attach listing including date of payment, amount of
     payment and name of payee)                                                                                   X
                                                                                             -------------  -------------
8.   Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)                                                                                  X
                                                                                             -------------  -------------
9.   Have any payments been made to professionals?  (if yes, attach listing
     including date of payment, amount of payment and name of payee)                                              X
                                                                                             -------------  -------------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?
                                                                                             -------------  -------------
11.  Is the estate insured for replacement cost of assets and for general
     liability?                                                                                                   X
                                                                                             -------------  -------------
12.  Are U.S. Trustee quarterly fees current?                                                      X
                                                                                             -------------  -------------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

     Date:   March 30, 1998                              /S/ Rick Redett
          ------------------------               ------------------------------
                                                     Responsible Individual

Effective 1/1/95

                                 BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                         FOR THE MONTH ENDED      Feb-98
                                                  ------
                                     ($  )
                                       --

ASSETS

                                                                       FROM SCHEDULES          MARKET VALUE
                                                                       --------------          ------------
        CURRENT ASSETS
 1         Cash and cash equivalents - unrestricted                                              $240,077
                                                                                            ----------------
 2         Cash and cash equivalents - restricted
                                                                                            ----------------
 3         Accounts receivable (net)                                         A
                                                                                            ----------------
 4         Inventory                                                         B                         $0
                                                                                            ----------------
 5         Prepaid expenses
                                                                                            ----------------
 6         Other:  Interest receivable
                 -------------------------------------------                                ----------------

 7
           -------------------------------------------------
                                                                                            ----------------
 8            TOTAL CURRENT ASSETS                                                               $240,077
                                                                                             ----------------

        PROPERTY AND EQUIPMENT (MARKET VALUE)
 9         Real property                                                     C                         $0
                                                                                             ----------------
10         Machinery and equipment                                           D                         $0
                                                                                             ----------------
11         Furniture and fixtures                                            D                         $0
                                                                                             ----------------
12         Office equipment                                                  D                         $0
                                                                                             ----------------
13         Leasehold improvements                                            D                         $0
                                                                                             ----------------
14         Vehicles                                                          D                         $0
                                                                                             ----------------
15         Other:                                                            D
                 -------------------------------------------                                 ----------------

16                                                                           D
           -------------------------------------------------                                 ----------------

17                                                                           D
           -------------------------------------------------                                 ----------------

18                                                                           D
           -------------------------------------------------                                 ----------------

19                                                                           D
           -------------------------------------------------                                 ----------------

20           TOTAL PROPERTY AND EQUIPMENT                                                              $0
                                                                                             ----------------

        OTHER ASSETS
21         Patents, copyrights, and other intellectual property                                        $0
                                                                                             ----------------
22         All technology sold to Takai Hospital in July 1996.
                                                                                             ----------------
23
           -------------------------------------------------                                 ----------------

24
           -------------------------------------------------                                 ----------------

25            TOTAL OTHER ASSETS                                                                       $0
                                                                                             ----------------

26            TOTAL ASSETS                                                                       $240,077
                                                                                             ----------------
                                                                                             ----------------

NOTE:
      Indicate the method used to estimate the market value of assets
      (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                        ---------------------------------------

      -------------------------------------------------------------------------

      -------------------------------------------------------------------------

      -------------------------------------------------------------------------

      -------------------------------------------------------------------------

      -------------------------------------------------------------------------

Effective 1/1/95

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                     ($  )
                                       --

LIABILITIES

                                                                       FROM SCHEDULES
                                                                       --------------
    POST-PETITION

        CURRENT LIABILITIES

27         Salaries and wages
                                                                                            ----------------
28         Payroll taxes
                                                                                            ----------------
29         Real and personal property taxes
                                                                                            ----------------
30         Income taxes
                                                                                            ----------------
31         Notes payable (short term)
                                                                                            ----------------
32         Accounts payable (trade)                                          A                    $  1,667
                                                                                            ----------------
33         Real property lease arrearage
                                                                                            ----------------
34         Personal property lease arrearage
                                                                                            ----------------
35         Accrued professional fees                                                              $ 93,938
                                                                                            ----------------
36         Current portion of long-term debt (due within 12 months)
                                                                                            ----------------
37         Other:         Other accruals                                                          $ 20,800
                          ----------------------------------                                ----------------
38
           -------------------------------------------------                                ----------------

39
           -------------------------------------------------                                ----------------

40         TOTAL CURRENT LIABILITIES                                                              $116,405
                                                                                            ----------------
41      LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                            ----------------
42         TOTAL POST-PETITION LIABILITIES                                                        $116,405
                                                                                            ----------------
    PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43         Secured claims                                                    E
                                                                                            ----------------
44         Priority unsecured claims                                         E                    $      0
                                                                                            ----------------
45         General unsecured claims                                          E                    $      0
                                                                                            ----------------
46         TOTAL PRE-PETITION LIABILITIES                                                         $      0
                                                                                            ----------------
47         TOTAL LIABILITIES                                                                      $116,405
                                                                                            ----------------
    EQUITY (DEFICIT)

48
           -------------------------------------------------                                ----------------

49
           -------------------------------------------------                                ----------------

50
           -------------------------------------------------                                ----------------

51
           -------------------------------------------------                                ----------------

52      Market value adjustment
                                                                                            ----------------
53         TOTAL EQUITY (DEFICIT)                                                                $123,672
                                                                                            ----------------

54         TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                $240,077
                                                                                            ----------------
                                                                                            ----------------

Effective 1/1/95

                                   SCHEDULES
                             (GENERAL BUSINESS CASE)

                                     ($  )
                                       --

                                   SCHEDULE A
                         ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                    ACCOUNTS        ACCOUNTS PAYABLE           PAST DUE
Receivables and Payables Ageings                                   RECEIVABLE        [POST PETITION]       POST PETITION DEBT
                                                                   ----------        ---------------       ------------------
    0 -30 Days                                                               $0               $1,667    --
                                                               ------------------   ------------------    |
    31-60 Days                                                               $0                           |
                                                               ------------------   ------------------    |
    61-90 Days                                                               $0                           |               $0
                                                               ------------------   ------------------    |------------------
    91+ Days                                                                 $0                   $0      |
                                                               ------------------   ------------------  --
    Total accounts receivable/payable                                        $0               $1,667
                                                               ------------------   ------------------
                                                                                    ------------------
    Allowance for doubtful accounts
                                                               ------------------
    Accounts receivable (net)                                                $0
                                                               ------------------
                                                               ------------------

                                   SCHEDULE B
                           INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                                   COST OF GOODS SOLD
----------------------------------                                   -------------------
                                                 INVENTORY(IES)      Inventory Beginning of Month
                                                  BALANCE AT                                              ------------------
                                                 END OF MONTH        Add -
                                                 ------------
Retail/Restaurants -                                                            Net purchases
                                                                                                          ------------------
    Product for resale                                                          Direct labor
                                              ------------------                                          ------------------
                                                                                Manufacturing overhead
                                                                                                          ------------------
Distribution -                                                                  Freight in
                                                                                                          ------------------
    Product for resale                                                          Other:
                                              ------------------
                                                                                ---------------------     ------------------

                                                                                ---------------------     ------------------
Manufacturer -
    Raw materials                                           $0
                                              ------------------                                          ------------------
    Work-in-progress                                        $0       Less -
                                              ------------------
    Finished goods                                          $0                  Inventory End of Month
                                              ------------------                                          ------------------
                                                                                Shrinkage
                                                                                                          ------------------
Other -                                                                         Personal Use
                                              ------------------                                          ------------------
    Explain
            -------------------------                                Cost of Goods Sold                                   $0
    --------------------------------                                                                      ------------------
                                                                                                          ------------------
        TOTAL                                               $0
                                              ------------------
                                              ------------------

METHOD OF INVENTORY CONTROL                                          INVENTORY VALUATION METHODS
---------------------------                                          ---------------------------

Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory valuation used.
                          Yes  /X/      No / /
How often do you take a complete physical inventory?                 Valuation methods -
                                                                                FIFO cost          / X /
              Weekly          / /                                               LIFO cost          /   /
              Monthly         / /                                               Lower of cost or
              Quarterly       / /                                                  market          / X /
              Semi-annually   / /                                               Retail method      /   /
              Annually        /X/
                                                                                Other -
                                                                                           -------------------
Date of last physical inventory was                12/31/94                        Explain
                                               ------------------                  --------------------------------------
Date of next physical inventory is              not scheduled                      --------------------------------------
                                               ------------------

Effective 1/1/95

                                   SCHEDULE C
                                 REAL PROPERTY


DESCRIPTION                                                                                    COST             MARKET VALUE
----------                                                                                     ----             ------------

--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------
     TOTAL                                                                                            $0                   $0
                                                                                        ------------------   ------------------
                                                                                        ------------------   ------------------

                                   SCHEDULE D
                             OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                                                    COST             MARKET VALUE
----------                                                                                     ----             ------------
MACHINERY & EQUIPMENT -
See listing attached to original petition filing - All equipment sold to                              $0                   $0
--------------------------------------------------------------------------              ------------------   ------------------
Takai Hospital in July 1996.
--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------
     TOTAL                                                                                            $0                   $0
                                                                                        ------------------   ------------------
                                                                                        ------------------   ------------------
FURNITURE & FIXTURES -
                                                                                                                           $0
--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------
     TOTAL                                                                                            $0                   $0
                                                                                        ------------------   ------------------
                                                                                        ------------------   ------------------
OFFICE EQUIPMENT -

See listing attached to original petition filing - All equipment sold to
--------------------------------------------------------------------------              ------------------   ------------------
Takai Hospital in July 1996.
--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------
     TOTAL                                                                                            $0                   $0
                                                                                        ------------------   ------------------
                                                                                        ------------------   ------------------
LEASEHOLD IMPROVEMENTS -

None - the Company does not currently lease facilities                                                                     $0
                                                                                        ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------
     TOTAL                                                                                            $0                   $0
                                                                                        ------------------   ------------------
                                                                                        ------------------   ------------------
VEHICLES -

None
--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------

--------------------------------------------------------------------------              ------------------   ------------------
     TOTAL                                                                                            $0                   $0
                                                                                        ------------------   ------------------
                                                                                        ------------------   ------------------

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                                             CLAIMED              ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                   AMOUNT             AMOUNT (b)
-----------------------------------------                                                    -------             ----------
   Secured claims  (a)                                                                          $115,778
                                                                                        ------------------   ------------------
   Priority claims other than taxes                                                             $      0
                                                                                        ------------------   ------------------
   Priority tax claims                                                                          $      0
                                                                                        ------------------   ------------------
   General unsecured claims                                                                     $586,534             $267,218
                                                                                        ------------------   ------------------

  (a)   List total amount of claims even if under secured.

  (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE F

Effective 1/1/95

                           RENTAL INCOME INFORMATION
                     Not Applicable to General Business Cases.





Effective 1/1/95

                            STATEMENT OF OPERATIONS

                            (GENERAL BUSINESS CASE)

                           FOR THE MONTH ENDED Feb-98
                                              ---------

                                    $_______

              CURRENT MONTH
----------------------------------------                                                              CUMULATIVE    NEXT MONTH
   ACTUAL       FORECAST      VARIANCE                                                              (CASE TO DATE)   FORECAST
   ------       --------      --------                                                               ------------    --------
                                             REVENUES
    $     0                     $     0   1     Gross Sales
------------  ------------  ------------                                                             ------------  ------------
    $     0                     $     0   2     less: Sales Returns & Allowances
------------  ------------  ------------                                                             ------------  ------------
    $     0        $    0       $     0   3     Net Sales                                                              $    0
------------  ------------  ------------                                                             ------------  ------------
    $     0                     $     0   4     less: Cost of Goods Sold   (Schedule 'B')
------------  ------------  ------------                                                             ------------  ------------
    $     0        $    0       $     0   5     Gross Profit                                                           $    0
------------  ------------  ------------                                                             ------------  ------------
                                $     0   6     Interest
------------  ------------  ------------                                                             ------------  ------------
                                          7     Other Income:

                                $     0   8     Other income                                          $   25,565
------------  ------------  ------------        -----------------------------------------            ------------  ------------
                                $     0   9
------------  ------------  ------------                                                             ------------  ------------
    $     0        $    0       $     0  10        TOTAL REVENUES                                     $   25,565       $    0
------------  ------------  ------------                                                             ------------  ------------

                                             EXPENSES
                                $     0  11     Compensation to Owner(s)/Officer(s)
------------  ------------  ------------                                                             ------------  ------------
                                $     0  12     Salaries/Commissions
                                $     0  13     Management Fees
                   $    0       $     0  14     Depreciation                                          $  368,860       $    0
------------  ------------  ------------                                                             ------------  ------------
                                $     0  15     Taxes:
------------  ------------  ------------                                                             ------------  ------------
                                $     0  16        Employer Payroll Taxes
------------  ------------  ------------                                                             ------------  ------------
                                $     0  17        Real Property Taxes
------------  ------------  ------------                                                             ------------  ------------
                                $     0  18        Other Taxes
------------  ------------  ------------                                                             ------------  ------------
                                $     0  19     Other Selling
------------  ------------  ------------                                                             ------------  ------------
    $ 1,812                    ($ 1,812) 20     Other Administrative                                  $   38,883       $  800
------------  ------------  ------------                                                             ------------  ------------
                                $     0  21     Interest
------------  ------------  ------------                                                             ------------  ------------
                                         22     Other Expenses:
              ------------                                                                           ------------  ------------
                                $     0  23     Writedown of receivables and other                    $  274,406
------------  ------------  ------------                                                             ------------  ------------
   ($20,000)                    $20,000  24     Reduction of payables to settlement amount           ($  435,184)
------------  ------------  ------------        -----------------------------------------            ------------  ------------
                                $     0  25
------------  ------------  ------------        -----------------------------------------            ------------  ------------
                                $     0  26
------------  ------------  ------------        -----------------------------------------            ------------  ------------
                                $     0  27
------------  ------------  ------------        -----------------------------------------            ------------  ------------
                                $     0  28
------------  ------------  ------------        -----------------------------------------            ------------  ------------
                                $     0  29
------------  ------------  ------------        -----------------------------------------            ------------  ------------
                                $     0  30
------------  ------------  ------------        -----------------------------------------            ------------  ------------
   ($18,188)       $    0       $18,188  31        TOTAL EXPENSES                                     $  246,965       $  800
------------  ------------  ------------        -----------------------------------------            ------------  ------------
    $18,188        $    0       $18,188  32  SUBTOTAL                                                ($  221,400)     ($  800)
------------  ------------  ------------                                                             ------------  ------------

                                             REORGANIZATION ITEMS
------------  ------------  ------------
    $ 9,744        $4,000      ($ 5,744) 33     Professional Fees                                     $  279,011       $4,000
------------  ------------  ------------                                                             ------------  ------------
                                $     0  34     Provisions for Rejected Executory Contracts
------------  ------------  ------------                                                             ------------  ------------
                                                Interest Earned on Accumulated Cash
   ($ 1,324)      ($1,500)     ($   176) 35        Resulting from Chp 11 Case                            (29,358)     ($  400)
------------  ------------  ------------                                                             ------------  ------------
                                $     0  36     Loss from Sale of Equipment, Inventory and Patents    $  450,000
------------  ------------  ------------                                                             ------------  ------------
                                $     0  37     Miscellaneous                                         $   16,952       $3,000
------------  ------------  ------------        -----------------------------------------            ------------  ------------
                                $     0  38     Settlements                                           $  682,500
------------  ------------  ------------        -----------------------------------------            ------------  ------------
    $ 8,420        $2,500      ($ 5,920) 39         TOTAL REORGANIZATION ITEMS                        $1,399,104       $6,600
------------  ------------  ------------                                                             ------------  ------------
    $ 9,768       ($2,500)      $12,268  40  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES          ($1,620,504)     ($7,400)
------------  ------------  ------------                                                             ------------  ------------
                                $     0  41     Federal & State Income Taxes
------------  ------------  ------------                                                             ------------  ------------
    $ 9,768       ($2,500)      $12,268  42  NET PROFIT (LOSS)                                       ($1,620,504)     ($7,400)
------------  ------------  ------------                                                             ------------  ------------
------------  ------------  ------------                                                             ------------  ------------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS

(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Determination of amounts to be paid to creditors was made.  Amounts due were
-------------------------------------------------------------------------------
adjusted down to equal amounts to be distributed.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Effective 1/1/95

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED     Feb-98
                                              ----------

CASH BALANCE BEGINNING OF MONTH                                        $504,816
                                                                   -------------
                                                                   -------------
CASH RECEIPTS  (1)                                                     $  2,624
                                                                   -------------
CASH DISBURSEMENTS  (1)                                                $267,363
                                                                   -------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                    ($264,739)
                                                                   -------------
CASH BALANCE END OF MONTH                                              $240,077
                                                                   -------------
                                                                   -------------



RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                    ACCOUNT 1                  ACCOUNT 2                  ACCOUNT 3
                                                    ---------                  ---------                  ---------
BANK                                          Silicon Valley Bank            Merrill Lynch                Trust acct -
                                            -------------------------  -------------------------  -------------------------
ACCOUNT TYPE                                        Checking                   Checking                 Murray & Murray
                                            -------------------------  -------------------------  -------------------------
ACCOUNT NO.                                        3300023699                  233-07K66
                                            -------------------------  -------------------------  -------------------------
ACCOUNT PURPOSE                              General operating acct.          Investment
                                            -------------------------  -------------------------  -------------------------
BALANCE, END OF MONTH                                         $7,110                        $71                   $100,000
                                            -------------------------  -------------------------  -------------------------

                                                    ACCOUNT 4                  ACCOUNT 5                  ACCOUNT 6
                                                    ---------                  ---------                  ---------
BANK                                          Silicon Valley Bank          Distribution acct
                                            -------------------------  -------------------------  -------------------------
ACCOUNT TYPE                                        Checking
                                            -------------------------  -------------------------  -------------------------
ACCOUNT NO.                                        3300023699
                                            -------------------------  -------------------------  -------------------------
ACCOUNT PURPOSE                                   Money market
                                            -------------------------  -------------------------  -------------------------
BALANCE, END OF MONTH                                       $112,114                    $20,782
                                            -------------------------  -------------------------  -------------------------
TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                        $240,077
                                            -------------------------
                                            -------------------------


        Effective 1/1/95
(1)  Excluding bank transfers between your accounts.